Dreyfus Variable
Investment Fund,
Capital Appreciation
Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                 Capital Appreciation Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Capital Appreciation Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   Variable   Investment  Fund,  Capital
Appreciation Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Capital Appreciation Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the portfolio's total return was 11.46% .(1) For the same period, the total return of the Standard & Poor's 500((reg.tm) ) Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was 21.03%.(2)

We attribute the portfolio's relative performance to the narrow base of stocks that supported the S&P 500 Index's rise. Much of the Index's advance during the period was driven by strong performance among a relative handful of technology-related stocks. Since, as of December 31, 1999 technology stocks comprised 24% of the Index but just 17% of the portfolio, the Index produced higher returns than the portfolio.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner with long-term investors in mind. Our investment approach is based on targeting long-term growth potential rather than short-term profit potential. We typically buy and sell relatively few stocks during the course of the year, helping to reduce trading costs. For the 12-month period ended December 31, 1999, the fund's portfolio turnover rate was 3.87%, well within our goal of an annual turnover rate below 15% during normal market conditions.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

As we mentioned earlier, most of the benchmark's strong rise was driven by the performance of an extremely narrow group of technology-related companies. Only a handful of stocks in the S&P 500 Index accounted for most of the Index's return in 1999. Although the portfolio benefited from owning significant positions in a few of these stocks -- such as technology leaders Intel, Microsoft and Cisco Systems -- our performance relative to our benchmark suffered because we held fewer of these stocks than the S&P 500 Index.

A wide range of global, domestic and company-specific issues also affected the portfolio' s performance. During the first half of the period, global economic difficulties and weak consumer spending in many foreign markets created challenging conditions for multinational consumer products companies such as Gillette. During the second half of the period, rising interest rates took a toll on interest-rate-sensitive sectors, including financials. Because we allocated more of the portfolio's assets to consumer staples and financials than other sectors, these conditions hurt the portfolio's overall performance.

What is the portfolio's current strategy?

Much of the portfolio's performance results from our sector selection process, an analysis designed to identify industries we currently believe are likely to enjoy long-term growth. During the reporting period, this process led us to maintain the portfolio' s emphasis on the health care, consumer staple and financial industries, and to de-emphasize commodities and basic industries. Our investment discipline led us away from technology companies with stock prices higher than we judged to be warranted by their financial strength and growth rates.

Although our emphasis on health care and consumer staple stocks constrained the portfolio' s ability to keep pace with the S&P 500 Index due to the factors described above, many individual holdings in these sectors performed well. The portfolio' s top performers included capital goods giant General Electric, which has been the portfolio' s largest single position. Other winners included pharmaceutical com panies Johnson & Johnson and Bristol-Myers Squibb, and consumer products companies Wal-Mart Stores and Colgate-Palmolive. Furthermore, despite the challenging interest-rate environment and weakness in the overall financial sector, our individual holdings of financial stocks boosted the portfolio's performance relative to the S& P 500 Index, as did our underweighting of the troubled commodities and basic industry sectors.

As of December 31, 1999, the long-term economic trends have led us to emphasize large companies with global operations, established track records, predictable business models and products that are sold directly to end-users. Specifically, both the domestic and overseas economies have continued to perform well. Despite rising interest rates, inflation has remained low while consumer confidence has remained high. We currently believe that recovering economies in Japan and Asia as well as continuing growth in Europe should support the earnings potential of large, global companies. As a result, we have seen little reason to alter our asset allocation strategy. Nor have we observed changes in company fundamentals that might lead us to make current significant changes among our individual holdings.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Capital Appreciation Portfolio and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    4/5/93            11.46%             25.52%            20.05%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO ON 4/5/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/93 IS USED AS THE BEGINNING VALUE ON 4/5/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--99.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--4.0%

DaimlerChrysler                                                                                 108,200                8,466,650

Ford Motor                                                                                      475,094               25,387,836

General Motors                                                                                  100,000                7,268,750

                                                                                                                      41,123,236

BANKING--5.1%

Bank of America                                                                                 202,108               10,143,295

Chase Manhattan                                                                                 300,000               23,306,250

SunTrust Banks                                                                                  275,000               18,923,437

                                                                                                                      52,372,982

CAPITAL GOODS--8.9%

Emerson Electric                                                                                180,000               10,327,500

General Electric                                                                                325,000               50,293,750

Honeywell International                                                                         270,000               15,575,625

Philips Electronics, ADR                                                                         18,400                2,484,000

Rockwell International                                                                          270,000               12,926,250

                                                                                                                      91,607,125

COMMUNICATIONS SERVICES--5.0%

Bell Atlantic                                                                                   175,000               10,773,437

BellSouth                                                                                       430,000               20,129,375

SBC Communications                                                                              420,144               20,482,020

                                                                                                                      51,384,832

ELECTRONICS--7.0%

Conexant Systems                                                                                200,000  (a)          13,275,000

Intel                                                                                           700,000               57,618,750

Texas Instruments                                                                                12,800                1,240,000

                                                                                                                      72,133,750

ENERGY--5.9%

BP Amoco, ADS                                                                                   370,000               21,945,625

Chevron                                                                                         110,000                9,528,750

Exxon Mobil                                                                                     325,333               26,209,600

Royal Dutch Petroleum, ADR                                                                       52,000                3,142,750

                                                                                                                      60,826,725

FINANCE-MISC.--9.3%

American Express                                                                                110,000               18,287,500

Associates First Capital, Cl. A                                                                 400,882               10,999,200

Citigroup                                                                                       520,093               28,897,667

Federal National Mortgage Association                                                           360,000               22,477,500

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--MISC. (CONTINUED)

Goldman Sachs Group                                                                              35,000                 3,296,562

Hertz, Cl. A                                                                                     80,000                 4,010,000

Merrill Lynch                                                                                    90,000                 7,515,000

                                                                                                                       95,483,429

FOOD & DRUGS--1.9%

Walgreen                                                                                        670,000                19,597,500

FOOD, BEVERAGE & TOBACCO--6.0%

Anheuser-Busch Cos.                                                                              16,000                 1,134,000

Coca-Cola                                                                                       450,000                26,212,500

Nestle, ADR                                                                                      35,000                 3,202,500

PepsiCo                                                                                         470,000                16,567,500

Philip Morris Cos.                                                                              600,000                13,912,500

                                                                                                                       61,029,000

HEALTH CARE--13.9%

Abbott Laboratories                                                                             370,000                13,435,625

American Home Products                                                                          250,000                 9,859,375

Bristol-Myers Squibb                                                                            280,000                17,972,500

Johnson & Johnson                                                                               285,000                26,540,625

Merck & Co.                                                                                     435,000                29,172,188

Pfizer                                                                                        1,300,000                42,168,750

Roche Holdings, ADR                                                                              33,000                 3,914,625

                                                                                                                      143,063,688

HOUSEHOLD PRODUCTS--MISC.--5.6%

Colgate-Palmolive                                                                               260,000                16,900,000

Estee Lauder, Cl.A                                                                               50,000                 2,521,875

Gillette                                                                                        350,000                14,415,625

Procter & Gamble                                                                                220,000                24,103,750

                                                                                                                       57,941,250

INSURANCE--4.0%

American General                                                                                 35,000                 2,655,625

Berkshire Hathaway, Cl. A                                                                           287  (a)           16,100,700

Berkshire Hathaway, Cl. B                                                                            15  (a)               27,450

Marsh & McLennan Cos.                                                                           235,000                22,486,563

                                                                                                                       41,270,338

MEDIA/ENTERTAINMENT--3.7%

Fox Entertainment Group, Cl. A                                                                  300,000  (a)            7,481,250

McDonald's                                                                                      325,000                13,101,562


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT (CONTINUED)

Seagram                                                                                          45,000                2,022,188

Tricon Global Restaurants                                                                        50,000  (a)           1,931,250

Viacom, Cl. B                                                                                   225,000  (a)          13,598,438

                                                                                                                      38,134,688

PUBLISHING--1.8%

McGraw-Hill Cos.                                                                                300,000               18,487,500

News, ADR                                                                                         5,000                  191,250

                                                                                                                      18,678,750

RETAIL--2.5%

Wal-Mart Stores                                                                                 370,000               25,576,250

TECHNOLOGY--13.3%

Cisco Systems                                                                                   360,000               38,565,000

EMC                                                                                              70,000                7,647,500

Hewlett-Packard                                                                                 220,000               25,066,250

International Business Machines                                                                 220,000               23,760,000

Microsoft                                                                                       360,000               42,030,000

                                                                                                                     137,068,750

TEXTILES-APPARREL--.8%

Christian Dior                                                                                   20,000                4,958,376

Polo Ralph Lauren                                                                               160,000  (a)           2,730,000

                                                                                                                       7,688,376

TRANSPORTATION-1.0%

Norfolk Southern                                                                                400,000                8,200,000

United Parcel Service, Cl. B                                                                     32,700                2,256,300

                                                                                                                      10,456,300

TOTAL COMMON STOCKS

   (cost $772,360,143)                                                                                             1,025,436,969
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News,ADS, Cum., $.4428                                                                          175,000                5,851,563

  (cost $3,947,389)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $776,307,532)                                                            100.3%            1,031,288,532

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.3%)              (3,491,803)

NET ASSETS                                                                                       100.0%            1,027,796,729

(A) NON-INCOMING PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           776,307,532  1,031,288,53

Cash                                                                    982,661

Receivable for investment securities sold                               652,666

Dividends receivable                                                    698,833

Prepaid expenses and other assets                                         3,780

                                                                  1,033,626,472
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           392,363

Due to Fayez Sarofim & Co.                                              289,785

Bank loan payable--Note 2                                             3,850,000

Payable for shares of Beneficial Interest redeemed                    1,176,857

Interest payable--Note 2                                                 10,972

Accrued expenses                                                        109,766

                                                                      5,829,743
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,027,796,729
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     776,442,302

Accumulated undistributed investment income--net                         26,136

Accumulated distribution in excess of net realized gain on investments
                                                                    (3,668,276)

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                 254,996,567
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,027,796,729
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     25,780,320

NET ASSET VALUE, offering and redemption price per share ($)              39.87

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $137,176 foreign taxes withheld at source)    12,221,751

Interest                                                                498,628

TOTAL INCOME                                                         12,720,379

EXPENSES:

Investment advisory fee--Note 3(a)                                    3,788,264

Sub-Investment advisory fee--Note 3(a)                                2,888,264

Registration fees                                                        74,530

Custodian fees--Note 3(a)                                                72,804

Professional fees                                                        58,965

Prospectus and shareholders' reports                                     49,681

Interest expense--Note 2                                                 14,295

Trustees' fees and expenses--Note 3(b)                                   11,516

Loan commitment fees--Note 2                                              9,007

Shareholder servicing costs                                               5,138

Miscellaneous                                                            14,810

TOTAL EXPENSES                                                        6,987,274

INVESTMENT INCOME--NET                                                5,733,105
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                        584,225

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                 89,149,730

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               89,733,955

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 95,467,060

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                  ------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,733,105            3,609,911

Net realized gain (loss) on investments           584,225             (401,997)

Net unrealized appreciation (depreciation)
   on investments                              89,149,730          107,310,379

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   95,467,060          110,518,293
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                   (5,751,210)          (3,589,847)

From net realized gain on investments           (180,086)            (109,497)

In excess of net realized gain on investments (3,668,276)                 --

TOTAL DIVIDENDS                               (9,599,572)          (3,699,344)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 463,853,413          437,733,992

Dividends reinvested                            9,599,572            3,699,344

Cost of shares redeemed                     (205,358,265)         (121,428,269)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          268,094,720           320,005,067

TOTAL INCREASE (DECREASE) IN NET ASSETS      353,962,208           426,824,016
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           673,834,521          247,010,505

END OF PERIOD                               1,027,796,729          673,834,521

Undistributed investment income--net               26,136               44,241
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,265,230           13,478,002

Shares issued for dividends reinvested            243,827              106,725

Shares redeemed                               (5,391,753)          (3,773,542)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,117,304            9,811,185

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                             Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999          1998           1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            36.11         27.91          21.98         17.71          13.44

Investment Operations:

Investment income--net                                            .25(a)        .20            .22           .23            .23

Net realized and unrealized

   gain (loss) on investments                                    3.88          8.21           5.95          4.30           4.27

Total from Investment Operations                                 4.13          8.41           6.17          4.53           4.50

Distributions:

Dividends from investment income--net                            (.22)         (.20)          (.22)         (.23)          (.23)

Dividends from net realized gain
   on investments                                                (.01)         (.01)          (.02)         (.03)            --

Dividends in excess of net realized gain
   on investment                                                 (.14)           --             --            --             --

Total Distributions                                              (.37)         (.21)          (.24)         (.26)          (.23)

Net asset value, end of period                                  39.87         36.11          27.91         21.98          17.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.46         30.22          28.05         25.56          33.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .78          .80             .80           .84            .85

Ratio of interest expense and loan

   commitment fees to average net assets                          .00(b)       .01              -              -              -

Ratio of net investment income

   to average net assets                                          .64          .84            1.08          1.46           2.08

Decrease reflected in above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                          -           -              -             -              .02

Portfolio Turnover Rate                                          3.87         1.34            1.69          2.47           2.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,027,797      673,835         247,011       103,745         46,930

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Capital Appreciation Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. (" Sarofim" ) serves as the portfolio' s sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net real
                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $257,200, with a related weighted average annualized interest rate of 5.56%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio' s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million;
and   .375   of   1%   over   $300   million.   The  fee  is  payable  monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the

portfolio. During the period ended December 31, 1999, the portfolio was charged $417 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $72,804 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

(c) During the period ended December 31, 1999, the portfolio incurred total brokerage commissions of $266,551, of which $29,725 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $309,409,504 and $33,830,356, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $254,981,000, consisting of $281,200,482 gross unrealized appreciation and $26,219,482 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Capital Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.1490 per share as a long-term capital gain distribution of the $.3700 per share paid on December 21, 1999.

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

NOTES

                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Capital Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  112AR9912